UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2005

Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

2950 Wilderness Place
Boulder, Colorado 80301
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 17, 2005, Sirna Therapeutics, Inc. (“Sirna” or the “Company”) announced that Barry Polisky, Ph.D., has been promoted to Chief Scientific Officer and Senior Vice President of Research. The promotion is effective as of March 17, 2005. Dr. Polisky, age 58, had been serving as Senior Vice President of Research for the Company from December 2003 to March 9, 2005. Dr. Polisky joined the Company in June 2002 as Vice President of Research. Prior to joining the Company, Dr. Polisky served as Vice-President of Research at ThermoBiostar, Inc., a medical diagnostics company, where he initiated and launched a single nucleotide polymorphism (SNP) diagnostic platform. From 1992 to 1998, Dr. Polisky was Vice President of Research and Drug Discovery at NeXstar Pharmaceuticals, Inc., a biopharmaceutical company, where he developed several aptamers (nucleic acid-based therapeutics including the vascular endothelial growth factor (VEGF) aptamer currently in Phase III development). Prior to joining NeXstar, Dr. Polisky was Professor and Chairman of the Molecular Biology program at Indiana University. Dr. Polisky received his Ph.D. in molecular biology from the University of Colorado and conducted his post-doctoral work in the Department of Biochemistry and Biophysics, University of California, San Francisco. The Company and Dr. Polisky are currently finalizing the terms of his employment agreement.

The Company also announced that Nassim Usman, Senior Vice President and Chief Operating Officer, will depart from the Company to pursue other interests. The departure was effective as of March 16, 2005.

A copy of the press release issued by the Company on Thursday, March 17, 2005 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements in this Form 8-K that are not strictly historical are "forward-looking" statements, which should be considered as subject to many risks and uncertainties. Risks and uncertainties include Sirna's early stage of development and short operating history, whether Sirna can achieve and maintain profitability, whether Sirna can obtain and protect patents, the risk of third-party patent infringement claims, whether Sirna can engage collaborators and obtain regulatory approval for products, Sirna's concentration of stock ownership, and availability of materials for product manufacturing. These and additional risk factors are identified in Sirna's Securities and Exchange Commission filings, including the Forms 10-K and 10-Q and in other SEC filings. Sirna undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Sirna Therapeutics, Inc. on March 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005

SIRNA THERAPEUTICS, INC. (Registrant)
By: /s/ Howard W. Robin
Name: Howard W. Robin
Title: President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued by Sirna Therapeutics, Inc. on March 17, 2005.